Exhibit 99.2

CORPORATE OVERVIEW August 2024

2 © Apogee Therapeutics, Inc. Disclaimers and Forward - looking statements This presentation contains certain "forward - looking statements" within the meaning of applicable securities laws . Other than statements of historical facts, all statements included in this presentation are forward - looking statements, including statements about our plan s our plans for our current and future product candidates and programs, our plans for current and future clinical trials, including a Phase 2 trial for APG 777 in asthma, a Phase 1 b trial of APG 808 in asthma, a Phase 1 trial for APG 990 , and a Phase 1 trial for APG 333 ; our plans for clinical trial design ; the anticipated timing of the initiation of and results from our clinical trials, including data from our Phase 2 trial of APG 777 and our Phase 1 trial of APG 808 ; the potential clinical benefit and half - life of APG 777 , APG 808 , APG 990 , APG 333 and any other potential programs, including combination therapies ; our expected timing for future pipe line updates ; our expectations regarding the time period over which our capital resources will be sufficient to fund our anticipated operations, and estimates of market size . In some cases, you can identify forward - looking statements by terms such as “anticipate,” “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “suggest,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward - looking statements . The forward - looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us . These statements are only predictions based upon our current expectations and projections about future events . Forward - looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looking statements, including those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10 - K for the year ended December 31 , 2023 , filed with the SEC on March 5 , 2024 , our Quarterly Report o n Form 10 - Q for the quarter ended March 31 , 2024 , filed with the SEC on May 13 , 2024 , and subsequent disclosure documents we may file with the U . S . Securities and Exchan ge Commission . Although we have attempted to identify important factors that could cause actual results to differ materially from those contained in forward - looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved by the U . S . Food and Drug Administration . These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated . The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect . You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected and such variations may be material . Accordingly, you should not place undue reliance on any forward - looking statements contained herein or rely on them as predictions of future events . All forward - looking statements in this presentation apply only as of the date made and are expressly qualified by the cautionary statements included in this presentation . We do not undertake to update any forward - looking statements, except in accordance with applicable securities laws . The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners . Certain information contained in this presentation relate to or are based on studies, publications and other data obtained from third - party sources as well as our own internal estimates and research . While we believe these third - party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources .

3 © Apogee Therapeutics, Inc. Apogee plans to reshape the current standard of care for I&I diseases with its potential therapies Best - in - class monotherapy in atopic dermatitis • Less frequent dosing with potential for increased efficacy through higher exposures Best - in - class combination therapies in asthma and COPD • Strategic optionality to combine orthogonal validated mechanisms across pipeline First - in - class combination therapy in atopic dermatitis • Rational combination targeting orthogonal mechanisms with potential for best - in - class efficacy and dosing Broad potential in I&I with 10+ possible expansion indications

# Apogee's approach is to achieve differentiated efficacy and dosing in the markets it is pursuing

| Strategy | Program | Discovery – Preclinical – Phase 1 – Phase 2 – Phase 3 | Milestone |
|---|---|---|---|
| **Potential best-in-class monotherapy in AD**<br>*Higher exposures for better efficacy with less frequent dosing* | **APG777**<br>IL-13 | Atopic Dermatitis (through Phase 2) | **2H 2025:** Phase 2 16-week induction PoC data |
| **Potential best-in-class mAbs for combinations**<br>*Strategic optionality to combine orthogonal mechanisms across pipeline* | **APG808**<br>IL-4Rα | Healthy Volunteers (Phase 1) | **Q4 2024:** Initial Phase 1 PK and safety in HVs |
| | **APG990**<br>OX40L | Healthy Volunteers (Phase 1) | **2025:** Initial Phase 1 PK & safety in HVs |
| | **APG333**<br>TSLP | (Preclinical) | **2024:** DC nomination<br>**2025:** Initiate Phase 1 PK & safety in HVs |
| **Potential first- or best-in-class combination approaches**<br>*Rational combinations to drive broader + deeper responses* | **APG777 ± APG990**<br>IL-13 ± OX40L | Atopic Dermatitis | **2025:** Clinical trial initiation |
| | **APG777 ± APG333**<br>IL-13 ± TSLP | Asthma | **TBD:** Clinical trial initiation[1] |
| | **Additional combination(s)**<br>IL-13/IL-4Rα + OX40L/TSLP | COPD | **Q4 2024:** Additional combination(s) to be announced at R&D Day |

The Apogee agents mentioned above are currently under investigation. Their safety and effectiveness for the listed target indications have not yet been established. (1) Pending final data from our Phase 1 trials of APG777 and APG333 in healthy participants, we may initiate a Phase 2 trial in asthma and expect to further evaluate opportunities to develop APG777 and the APG777+APG333 combination for other I&I indications, including alopecia areata, chronic rhinosinusitis with nasal polyps, chronic spontaneous urticaria, eosinophilic esophagitis and prurigo nodularis.

APOGEE THERAPEUTICS © Apogee Therapeutics, Inc.

4

5 © Apogee Therapeutics, Inc. Apogee mAbs are engineered for best - in - class properties, including half - life extension Potential for PK that: • Optimizes exposures • Decreases variability • Increases half - life • Designed to maximize antibody recycling • Drug exists at higher levels for longer effect Potency Viscosity PK Stability Backbone Based on clinically - validated epitopes with performance across five properties:

# Apogee is pursuing the largest I&I markets with a de-risked development approach; AD is the largest

**Estimated population size (in millions)**
Moderate or severe, WW



US biologics penetration:
0%
60%
IBD
2.6M
RA
13.5M
PsO
26.9M
Apogee's current indications
COPD
59.6M
Asthma
65.5M
AD
81.6M

- **AD, asthma and COPD** are the largest and least penetrated markets
- Mature I&I markets have **consistently achieved high biologics penetration** (~30-70% after 15-20 years), suggesting **potential for significant growth** in AD (8%), asthma (~20%) and COPD (0%)

© Apogee Therapeutics, Inc.

NOTE: IBD = Inflammatory bowel disease; RA = Rheumatoid arthritis; PsO = Psoriasis; COPD = Chronic obstructive pulmonary disease; AD = Atopic dermatitis
SOURCE: Academic journals, disease foundations, WHO, CDC, census data, analyst research

6

Potential best - in - class monotherapy in atopic dermatitis

8 © Apogee Therapeutics, Inc. 0 2 4 6 8 10 12 14 16 18 20 22 24 50 40 60 0 70 100 80 90 Dosing Interval (weeks) Efficacy (PASI - 75, %) In psoriasis, an analog to AD, Skyrizi has taken the lead with quarterly dosing NOTE: Year denotes US launch year for adults with moderate to severe plaque psoriasis. Efficacy data are derived from differe nt clinical trials at different points in time, with differences in trial design, patient populations, and statistical analysis. As a result, cross - trial comparisons cannot be made. No head - to - head trials have been conducted among all biologics shown. Assumes 1 EUR = 1.07 USD. 1 Real - world evidence shows Skyrizi patients experienced fewer drug changes and a higher probability of drug survival compared wit h those treated with other biologic therapies for PsO and PsA SOURCE: Armstrong AW, et al JAMA Dermatol. 2020, Gordon KB, et al Lancet 2021. Reich K, et al Lancet 2021 . GlobalData. EvaluatePharma . USPIs. Wall Street research and management projections. Erik L et al ACR Convergence 2023. PsO = Psoriasis. PsA = Psoriatic Arthritis. Most pts respond (83 - 89% PASI - 75) $10.0B (Approved 2019) $4.9B (Approved 2009) $5.2B (Approved 2017) $5.3B (Approved 2015) $2.5B (Approved 2016) $4.0B (Approved 2008) Biologics with estimated WW peak sales in psoriasis and approval year $4.3B (Approved 2023) APG777 $1.9B (Approved 2004) • In 2024, 6 biologics each projected to exceed $2B in PsO alone • With quarterly dosing, Skyrizi leads a crowded market with 35% share • Patients stay on Skyrizi longer and are less likely to switch 1

9 © Apogee Therapeutics, Inc. There is significant whitespace in the landscape of approved and in - development biologics for AD NOTE: Only DUPIXENT and ADBRY are approved in th e US . SOURCE: 1. Lebrikizumab 250mg Q2W Ph3 avg. Silverberg JI et al. AAD 2022 2. Dupilumab 300 mg Q2W mono Ph3 avg. DUPIXENT USP I 3 . Tralokinumab 300 mg Q2W mono Ph3 avg. Adbry USPI 4. CBP - 201 300 mg Q2W Ph2. Connect Biopharma Press Release Jan. 5, 2022 5. Nemolizumab 30 mg Q4W Ph3 avg. Silverberg J et al EADV 2023 6. Rocatinlimab 150mg Q4W Ph2b Guttman - Yassky E et al Lancet 2023 7. Amlitelimab 250mg Q4W Ph2b Weidinger S et al EADV oral presentation 2023. Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. APG777 0 2 4 6 8 10 12 14 16 18 20 22 24 55 60 50 65 45 70 40 75 35 80 30 85 0 90 100 95 Nemolizumab Dosing Interval (weeks) CBP - 201 Amlitelimab Tralokinumab Dupilumab Lebrikizumab Rocatinlimab Efficacy (EASI - 75, %)

10 © Apogee Therapeutics, Inc. 0 2 4 6 8 10 12 14 16 18 20 22 24 65 55 70 50 75 45 80 60 85 40 90 35 95 30 100 0 Amlitelimab Rocatinlimab Dupilumab Nemolizumab CBP - 201 Tralokinumab Lebrikizumab Dosing Interval (weeks) Apogee is pursuing potentially best - in - class monotherapy and first - in - class combination in AD NOTE: *Positioning of Apogee programs is illustrative and based on interim Phase 1 results for APG777 only and illustrates wh at we believe we can potentially achieve. Only DUPIXENT and ADBRY are approved. SOURCE: 1. Lebrikizumab 250mg Q2W Ph3 avg. Silverberg JI et al. AAD 2022 2. Dupilumab 300 mg Q2W mono Ph3 avg. DUPIXENT USPI 3. Tralokinumab 300 mg Q2W mono Ph3 avg. Adbry USPI 4. CBP - 201 300 mg Q2W Ph2. Connect Biopharma Press Release Jan. 5, 2022 5. Nemolizumab 30 mg Q4W Ph3 avg. Silverberg J et al EADV 2023 6. Rocatinlimab 150mg Q4W Ph2b Guttman - Yassky E et al Lancet 2023 7. Amlitelimab 250mg Q4W Ph2b Weidinger S et al EADV oral presentation 2023. Efficacy data are derived from different clinical trials at different points in time, wi th differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. Efficacy (EASI - 75, %) Testing ~30 - 40% higher exposures than lebrikizumab in induction Potential for every 3 - or 6 - month maintenance dosing APG777* Potential first - in - class IL - 13 + OX40L combination APG777 + APG990* Potential for best - in - class efficacy APG777

APG777

# APG777 leverages lebrikizumab's mechanism to deliver a potentially best-in-class, pipeline-in-a-product antibody


APG777
YTE
IL-13

**APG777 disrupts Type 2 inflammation by preventing formation of IL-13Rα1 / IL-4Rα heterodimer**


Human IL-13
Overlapping region

**APG777's epitope on IL-13 overlaps with lebrikizumab's and leverages proven MoA and biology**


APG777
Lebri
DUPIXENT
IC90 (nM)
0.6
0.5
0.6
1.4
1.4
13.4
STAT6
TARC

**APG777 is as potent as lebrikizumab and DUPIXENT in key preclinical assays**

APOGEE THERAPEUTICS © Apogee Therapeutics, Inc. NOTE: MoA = Mechanism of Action. 11

APG777 Clinical Data

APG777 Phase 1

# APG777 exhibited a potentially best-in-class PK profile with a half-life of ~75 days

## Single-dose concentration-time profile


1000
100
10
1
0.1
Serum Concentration (µg/mL)
0
4
8
12
16
20
24
Nominal Time Post Dose (weeks)
Cohort 1 300 mg
Cohort 2 600 mg
Cohort 3 1200 mg

- Slow clearance, resulting in half-life of ~75 days
- Dose-proportional increases in both Cmax and AUC

## Multi-dose concentration-time profile


1000
100
10
1
0.1
Serum Concentration (µg/mL)
0
4
8
12
16
20
24
Nominal Time Post Dose (weeks)
300 mg D1, 29
Dose 1
Dose 2

- Initial multiple-dose data consistent with PK profile from SAD cohorts

**PK demonstrated dose-proportionality and half-life of ~75 days (approximately 3x lebrikizumab)**

© Apogee Therapeutics, Inc.

13

14 © Apogee Therapeutics, Inc. pSTAT6 and TARC are biomarkers of IL - 13 target engagement and AD severity 1. pSTAT6 is a proximal and sensitive marker of IL - 13 receptor activation APG777 Phase 1 biomarkers Taken together, APG777’s reduction of these biomarkers confirms inhibition of IL - 13 signaling and allows comparison to other agents 2. TARC is historically correlated with AD severity and initial treatment response APG777 Phase 1

15 © Apogee Therapeutics, Inc. Single dose APG777 showed near complete pSTAT6 inhibition for ~3 months (limit of available follow - up) 0 1 2 3 4 5 6 7 8 9 10 11 12 50 100 0 % pSTAT6 Weeks Placebo (N=4) 300 mg (N=1) 600 mg (N=6) 1200 mg (N=6) Sustained APG777 pSTAT6 inhibition supports ability to suppress IL - 13 signaling at potential maintenance doses of Q3M+ Median percent pSTAT6 NOTE: N = 1 in cohort 1 due to the accelerated timing of study enrollment relative to assay validation. No data has been publ ish ed showing DUPIXENT or lebrikizumab impact on pSTAT6 in HVs. APG777 Phase 1

16 © Apogee Therapeutics, Inc. Single dose of APG777 led to deep and sustained TARC inhibition for ~3 months (limit of available follow - up) APG777 showed similar maximal inhibition of TARC compared to DUPIXENT but improved durability -30 -25 -20 -15 -10 -5 0 0 4 8 12 Weeks % TARC APG777 300 mg NOTE: These data are derived from different clinical trials conducted at different points in time, with differences in trial design , d osing regimen and patient populations. DUPIXENT data derived from a Phase 1 trial with 6 healthy volunteers receiving a single SC injection of 300 mg DUPIXENT. APG777 data derived from our Phase 1 trial in 6 healthy volunteers receiving a single SC injection of 300 mg of APG777. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. APG777 is an investigational drug and has not been approved by the FDA as safe and effective. SOURCE: Li, Z , et al. ACCP, 2020. Data for time points on nominal day post dose 1, 29, 85. No data has been published showing lebrikizumab impact on TARC in HVs . Median % changes fro m baseline in TARC inhibition Median % changes fro m baseline in TARC inhibition -30 -25 -20 -15 -10 -5 0 0 4 8 12 Weeks % TARC DUPIXENT 300 mg APG777 Phase 1

APG777 Phase 2 in AD

18 © Apogee Therapeutics, Inc. APG777 Phase 2 regimen is designed to achieve two goals Induction Goal: Exceed lebrikizumab exposures Maintenance Goal: Equal lebrikizumab exposures Lebrikizumab data suggests an exposure - response for efficacy in induction There was no exposure - response observed in maintenance for lebrikizumab APG777 Phase 2

APG777 Phase 2

# Lebrikizumab Ph3 subgroup with higher exposures had consistently better efficacy across key endpoints

**Efficacy of biologics in AD (Week 16, placebo-adjusted)**


DUPIXENT Ph3
Lebrikizumab Ph3, all patients (N = 851)
Lebrikizumab Ph3, <60 kg subgroup (N = 180)
~30% higher exposure in subgroup
Responders, %
34
38
49
26
25
38
28
26
38
EASI-75
EASI-90
IGA 0/1

- **Exposure-response** in induction demonstrated by lebrikizumab
- **~30% higher exposures** in lebrikizumab low bodyweight subgroup led to **improved efficacy across endpoints**

**APG777 Ph2 Part A targets ~30-40% higher exposure than lebrikizumab in induction with ~50% fewer injections**

NOTE: In lebrikizumab Ph2b and Ph3 there has been no dose-AE or exposure-AE relationship. Lebrikizumab exposures and efficacy are for the Phase 3 dose (500 mg Loading Dose at Weeks 0 and 2, 250 mg Q2W Weeks 4 to 16). Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.
SOURCE: Lebrikizumab European Public Assessment Report. DUPIXENT USPI.

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
19

APG777 Phase 2

# Lebrikizumab has demonstrated superior maintenance compared to DUPIXENT

**Maintenance of response in AD (Week 52)**


DUPIXENT1
Lebrikizumab2
Responders, %
72
82
54
77
EASI-75
IGA 0/1

- **No dose-response or exposure-response in maintenance** was observed for lebrikizumab
- Lebrikizumab has shown **superior maintenance responses compared to DUPIXENT**
- Real-world data for **DUPIXENT shows poor compliance;** ~50% of patients discontinue before two years[3]

**APG777 maintenance regimens are designed to equal lebrikizumab exposures with only 2-4 injections per year** *(vs. 13-26 injections per year)*

© Apogee Therapeutics, Inc.

NOTE: The labeled dose of lebrikizumab is Q4W in maintenance. Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

SOURCE: 1) Worm, M, et al, JAMA Derm, 2020. 2) Blauvelt, A et al Br J Dermatol, 2023. 3) Symons et al. AAD 2024 (poster presentation)

20

21 © Apogee Therapeutics, Inc. APG777 Phase 2 exposures are designed to exceed lebrikizumab in induction and equal in maintenance 2 - 4 vs 13 - 26 injections for lebrikizumab/DUPIXENT Modeled concentration of APG777 in induction and maintenance (Q3M) vs lebrikizumab APG777 Median 95% PI Lebrikizumab Median 95% PI NOTE: Every 3 - month maintenance dosing regimen shown. The above graph is illustrative only with respect to plans for dosing of A PG777 and does not present comparative data. 6 vs 10 - 11 injections for lebri/DUPIXENT Induction goal: Exceed lebri exposures by ~30 - 40% Maintenance goal: Equal lebri exposures 250 200 150 100 50 0 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Time (weeks) Concentration ( μ g/mL) APG777 Phase 2

APG777 Phase 2

# Ongoing integrated Phase 2 trial expected to have 16-week Part A topline data in 2H'25

## Part A: Proof-of-concept (N ~110)

Screening → 2:1

| Induction | Maintenance | |
|---|---|---|
| Induction regimen | Every 3 mos (Q12W) | Rollover to OLE or 52-week follow-up period |
| Placebo | Every 6 mos (Q24W) | |

**W16**
**Primary Endpoint**

**Phase 2 design is >90% powered in both Part A / B and has potential for significant acceleration**

## Part B: Dose optimization (N ~360)

Screening → 1:1:1:1

| Induction | Maintenance | |
|---|---|---|
| High Dose | | Rollover to OLE or 52-week follow-up period |
| Medium Dose | Regimen A (TBD) | |
| Low Dose | Regimen B (TBD) | |
| Placebo | | |

**W16**
**Primary Endpoint**

© Apogee Therapeutics, Inc.

NOTE: Induction regimen in Part A is two injections (720mg) week 0 and week 2 followed by a single injection (360mg) at week 4 and 12.
Number of and doses within induction and maintenance regimens to be tested in Part B are preliminary and will be confirmed based on emerging data from Part A.

22

23 © Apogee Therapeutics, Inc. Phase 2 16 - week Part A induction data in atopic dermatitis is planned to readout in 2H 2025 Safety Efficacy primary endpoint Efficacy key secondary endpoints Confirm well tolerated safety profile as seen in Phase 1 HV study and in line with other agents in class (e.g., DUPIXENT, lebrikizumab) OBJECTIVES Primary endpoint of percent change from baseline in EASI at Week 16 in line with standard of care (approx. 65 - 70% topline) Proportion of patients achieving key secondary endpoints at Week 16 (future approvable endpoints) in line with standard of care: • EASI - 75: approx. 45 - 50% (topline) • IGA 0/1: approx. 35 - 40% ( topline ) NOTE: 1 Based on FDA label for DUPIXENT Œ APG777 Phase 2

24 © Apogee Therapeutics, Inc. Strong historical correlation between Ph2 and Ph3 data makes APG777 16 - week induction data a key catalyst SOURCE: Ph3 data for DUPIXENT, RINVOQ, and CIBINQO is from USPI. 1) Guttman - Yassky E et al J All Clin Immunol. 2020. 2) Gooderham MJ et al JAMA Dermatol . 2019. 3) Guttman - Yassky E et al JAMA Dermatol. 2020. 4) Silverberg JI et al. NEJM 2023 5) Thaci et al. Lancet 2016 . 6) Agnihotri, G., et al. Clin Drug Investig 2020 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 RINVOQ 15mg QD 1 DUPIXENT 300mg Q2W 5 RINVOQ 30mg QD 1 CIBINQO 100mg QD 2 CIBINQO 200mg QD 2 Lebrikizumab 250mg Q2W 3,4 Pbo - adjusted EASI - 75 Phase 3 Pbo - adjusted EASI - 75 Phase 2 Biologic Note: While JAKi efficacy held up from Ph2 to Ph3, FDA applied a boxed warning to the class due to increased risk of CV events and death; patients must step through biologic to get to JAKi JAK inhibitor Strong correlation between Phase 2 and 3 results in AD for validated endpoint EASI - 75 Phase 3 failure in AD is rare A 2020 review examining failed trials for AD did not find any completed, placebo - controlled Phase 3s that did not meet the primary endpoint 6 APG777 Phase 2

Potential first - in - class combination therapy in atopic dermatitis

26 © Apogee Therapeutics, Inc. AD is heterogenous – Type 2 is the core pathway with varying involvement of Type 1 and Type 3 Severity Age Ethnicity Moderate Severe Type 2 Type 3 Type 1 Pediatric Adult Type 2 Type 3 Type 1 Asian European Type 2 Type 3 Type 1 SOURCE: Adapted from Fania et al. Int. J. Mol. Sci. 2022. 777+990

777+990

# OX40L / OX40 interaction drives Type 1, 2, and 3 inflammation in atopic dermatitis


OX40L
OX40
APC
T cell
Cytokine response
Type 1
Type 2
Type 3
TNFα
IFNγ
IL-13
IL-17
IL-22

- **OX40L is expressed on antigen-presenting cells (APCs)**
- **OX40L / OX40 interaction promotes inflammatory T cell responses in AD**

+

- **T cells produce Type 1, 2, and 3 cytokines** that drive inflammation and AD symptoms
- **Type 2 (IL-13) is the core pathway in AD;** Type 1 and 3 play a secondary role in specific subpopulations

**Blocking OX40L / OX40 interaction has the potential to broadly inhibit Type 1, 2, and 3 inflammation**

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.

NOTE: Amlitelimab biomarker changes presented are average values across dose cohorts based on approximate data points from digitized charts. APC = antigen presenting cell
SOURCE: Sanofi 2023 R&D day presentation

27

777+990

# OX40L inhibition is clinically validated in AD and has demonstrated broad cytokine suppression

## Amlitelimab (OX40L) Phase 2b AD biomarker data


Type 2
Type 3
IL-13
IL-17A
IL-22
Biomarker % reduction from baseline (PBO-adj)
-62%
-40%
-63%

**Potential additional benefit from deeper inhibition of Type 2 inflammation**

## Upcoming amlitelimab (OX40L) POC readouts

☐ Indication where IL-13 / IL-4Rα inhibition also achieved PoC

| | |
|---|---|
| **Atopic dermatitis** | **PoC achieved** |
| **Asthma** | Ph2b data in H2 2024 |
| **Hidradenitis suppurativa** *(0.4M eligible patient pop.)* | Ph2 data in 2025 |
| **Alopecia areata** *(0.6M eligible patient pop.)* | Ph2 data in 2025 |
| **Celiac disease** *(0.2M eligible patient pop.)* | Ph2 start in 2024 |
| **Systemic sclerosis** *(0.2M eligible patient pop.)* | Ph2 start in 2024 |

© Apogee Therapeutics, Inc.

NOTE: Eligible patient population for each indication is based on Sanofi estimates specific to amlitelimab
SOURCE: Sanofi 2023 R&D day presentation

28

29 © Apogee Therapeutics, Inc. APG990 leverages amlitelimab’s mechanism to deliver a potentially best - in - class, pipeline - in - a - product antibody 4.5 6.5 7.8 4.7 OX40 signaling OX40 binding IC 90 (nM) APG990 epitope overlaps with amlitelimab to leverage proven MoA APG990 is as potent as amlitelimab across preclinical assays APG990 NHP half - life is extended relative to amlitelimab NOTE: MoA = Mechanism of Action. 106 71 OX40L affinity APG990 Amlitelimab IC 90 (nM) K D (pM) 2.9 2.3 IL - 2 APG990 Concentration Days 26 vs 21 days Amlitelimab IL - 2 release APG990 Amlitelimab Human OX40L APG990 Phase 1 initiation planned for Q3 2024 777+990

777+990

# Potential first-in-class APG777+APG990 combo targets all inflammatory types, including full Type 2 inhibition


OX40L
APG990
APC
T cell
Reduced cytokine response
Type 1
Type 2
Type 3
IL-13
TNFα
IFNγ
IL-17
IL-22
APG777

- **APG990 targets upstream OX40L/OX40 interaction**
- **Potential for Type 1, 2 and 3 inhibition** without safety / tolerability issues associated with JAK inhibitors

+

- **APG777 targets downstream IL-13**
- APG777 Phase 1 demonstrated **near complete inhibition of Type 2** inflammatory biomarker pSTAT6

**APG777+APG990 combination enables potentially best-in-class efficacy and dosing (Q3M+)**

© Apogee Therapeutics, Inc.

NOTE: Amlitelimab biomarker changes presented are average values across dose cohorts based on approximate data points from digitized charts. APC = antigen presenting cell
SOURCE: Sanofi 2023 R&D day presentation

30

777+990

# IL-13 and OX40L are the two orthogonal mechanisms with greatest efficacy in AD

Selected targets for 777+990 combination

Status in AD: Approved | In development | Terminated

| Target | IL-13[1,2] | | IL-4Rα[3] | OX40L[4] | IL-22R[5] | IL-31R[6] | TSLP[7] | IL-22[8] |
|---|---|---|---|---|---|---|---|---|
| Agent | Lebrikizumab (high-exposure) | Lebrikizumab | DUPIXENT (dupilumab) Injection 300mg | Amlitelimab | LEO138559 | Nemolizumab | TEZSPIRE (tezepelumab-ekko) | Fezakinumab |
| Inflammation targeted | Type 2 | | Type 2 | Type 1, 2, 3 | Type 3 | Type 2 | Type 2, 3 | Type 3 |
| EASI-75 % responders pbo adjusted | 49 | 38 | 34 | 29 | 28 | 13 | 15 | Not available |
| IGA(0,1) % responders pbo adjusted | 38 | 26 | 28 | 17 | 20 | 11 | 17 | 10 |

**We are combining two of the most active and orthogonal MOAs with potential to exceed monotherapy efficacy**

APOGEE THERAPEUTICS

© Apogee Therapeutics, Inc.

NOTE: MOA = Mechanism of Action. Tezspire and nemolizumab results are from combination trials with TCS. Fezakinumab data is from week 20 while all others are week 16. Lebrikizumab, DUPIXENT, and nemolizumab values reflect the weighted average from phase 3 trials, all other values are from Ph2 trials. Nemolizumab is approved in Japan for itch associated with AD and marketed as Mitchga. Lebrikizumab is approved in the EU under the marketed name Ebglyss. SOURCE: 1. Silverberg J et al. NEJM. (2023). 2. Ebglyss EMA Public Assessment Report. 3. Simpson E at al. NEJM. (2016) 4. Weidinger S et al. EADV oral presentation (2023). 5.Thaci et al. AAD oral presentation (2023). 6. Silverberg J. EADV oral presentation (2023) 7. Simpson E et al. J Am Acad Dermatol. (2019). 8. Guttman-Yassky E et al. J Am Acad Dermatol.(2018)

31

777+990

# Targeting all inflammatory types may provide greater efficacy

**Efficacy of advanced systemics in AD (Week 16, placebo-adjusted)**


Amlitelimab, Ph2b (250mg Q4W +LD)
DUPIXENT Ph3
Lebrikizumab Ph3, all patients (N = 851)
Lebrikizumab Ph3, <60 kg subgroup (N = 180)
RINVOQ Ph3, 30mg
Responders, %
29
34
38
49
62
EASI-75

- **JAKs inhibit Type 1, 2 and 3 inflammation** but carry a black box warning limiting uptake
- **DUPIXENT and lebrikizumab block Type 2 inflammation**
- **Amlitelimab partially inhibits Type 1, 2, and 3 inflammation** with an acceptable safety profile

**APG777 shows near complete inhibition Type 2 inflammation – the core driver of AD**

**+**

**APG990 provides potential for broader inhibition to also address heterogenous Type 1 and Type 3 inflammation in AD**

© Apogee Therapeutics, Inc.

NOTE: In lebrikizumab Ph2b and Ph3 there has been no dose-AE or exposure-AE relationship. Lebrikizumab exposures and efficacy are for the Phase 3 dose (500 mg Loading Dose at Weeks 0 and 2, 250 mg Q2W Weeks 4 to 16). Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.
SOURCE: Lebrikizumab European Public Assessment Report. DUPIXENT USPI. RINVOQ USPI. Weindinger, S. Oral Presentation. AAD (2024).

32

Potential best - in - class combination therapies in asthma and COPD

34 © Apogee Therapeutics, Inc. 0 10 20 30 40 50 60 70 80 90 100 0 2 4 6 8 10 12 Dosing Interval (weeks) Tezepelumab asthma ITT Mepolizumab asthma ≥150 Benralizumab asthma ≥300 Apogee is pursuing potentially best - in - class combinations in respiratory diseases Reduction in asthma exacerbations Potential for best - in - class efficacy APG990 / APG333 APG777 / APG808 Respiratory Potential for every 2 - to - 3 - month maintenance dosing NOTE: AER = Annualized Exacerbation Rate. These data are derived from different clinical trials conducted at different points in time, with differences in trial design , dosing regimen and patient populations. DUPIXENT label indicates reductions in exacerbations were significant in those with eos ≥150. TEZSPIRE data from population without a biomarker requirement. NUCALA data from population with eos ≥150 at screening or ≥300 in prior year. FASENRA data from two Phase 3 trials in patients with eos ≥300. DUPIXENT COPD data reflective of two Ph3 trials in patients with eos ≥300. TEZSPIRE COPD data shown for patients with eos ≥150. SOURCE: EvaluatePharma , FDA labels DUPIXENT (Ph3) and TEZSPIRE (Ph2) have shown lower AER reductions in COPD patients $4.6B (Approved 2018) Estimated WW peak sales in asthma and approval year $3.1B (Approved 2021) $2.3B (Approved 2015) $2.0B (Approved 2017)

35 © Apogee Therapeutics, Inc. - 40 - 30 - 20 - 10 - 50 Phase 2a 1 QUEST 2 Placebo - adjusted FeNO change (ppb) PATHWAY 4 NAVIGATOR 5 SOURCE 6 MILLY 7 LUTE/VERSE 8 MESOS 9 Phase 1b 10 VENTURE 3 Respiratory Recent data has suggested combo inhibition can lead to additive efficacy in respiratory indications Anti - IL - 4R ⍺ trials Anti - TSLP trials Anti - IL - 13 trials Combined blockade of Type 2 inflammation through IL - 13 inhibition and disrupted alarmin signaling by TSLP neutralization demonst rates a potential increase in effect not previously seen by monotherapies alone Anti - IL - 13 + Anti - TSLP trial NOTE: FeNO level reflects data from marketed dose, where available. Data shown is placebo - adjusted reduction at 29d, with the exception of QUEST, where level was reported at 12 weeks. LUTE/VERSE data from was periostin - high enrollees. SOURCE: 1) Wenzel S, et al. NEJM, 2013 2) Castro M, et al. NEJM, 2018 3) Rabe KF et al. NEJM, 2018 4) Corren JC, et al. NEJM, 2017 5) Menzies - Gow A, et al. NEJM, 2021 6) Weschler M, et al. Lancet Respir Med, 2022 7) Corren JC, et al. NEJM., 2011 8) Hanania NA, et al. Thorax, 2015 9) Russell RJ, et al. Lancet Respir Med, 2018 10) Deiteren A, et al. ATS, 2023

36 © Apogee Therapeutics, Inc. Apogee’s portfolio uniquely enables multiple combos with best - in - class potential in respiratory indications Only known portfolio with IL - 13, IL - 4R ⍺ , OX40L, and TSLP inhibitors to enable optimal respiratory combination approaches Potential to bring Q3M+ dosing to an IL - 13 / TSLP combo approach that has been validated by 3 rd party data Potential for deeper and broader responses by targeting orthogonal mechanisms Potential for best - in - class dosing via coformulation approach Respiratory APG777 / APG808 APG990 / APG333

Respiratory

# Apogee's TSLP combinations have potential to exceed monotherapy efficacy in a broader population

| Differentiators | Potential monotherapies without TSLP: APG777 in asthma | Potential monotherapies without TSLP: APG808 in COPD | Potential best-in-class combos with TSLP: *APG777+APG333 in asthma* | Potential best-in-class combos with TSLP: *Best-in-class combo in COPD* |
|---|---|---|---|---|
| **Potential patient population** (% eligible) | **High EOS** | | **Potential for broader population** *Based on TSLP MoA + data in all-comers asthma* | |
| **Potential efficacy advantage** | **TBD, based on optimizing exposure** | | ✓ *IL-13+TSLP has demonstrated additive FeNO benefit* | ✓ *Potential to exceed monotherapy ceiling* |

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
37

APG808

# APG808 leverages DUPIXENT's mechanism to deliver a potentially best-in-class, pipeline-in-a-product antibody


Human IL-4Rα
APG808
DUPIXENT

**APG808's epitope on IL-4Rα overlaps with DUPIXENT's and leverages proven MoA and biology**


K$_D$ (pM)
0.4
12.0
IL-4Rα affinity
IC$_{90}$ (pM)
224
249
TF-1
APG808
DUPIXENT
IC$_{90}$ (nM)
1.1
1.9
STAT6
1.3
1.7
TARC

**APG808 is as potent as DUPIXENT across preclinical assays**


26 vs 12 days
Concentration
APG808
DUPIXENT
Time

**APG808 NHP half-life is more than 2x longer than DUPIXENT**

APOGEE THERAPEUTICS © Apogee Therapeutics, Inc. NOTE: MoA = Mechanism of Action. 38

39 © Apogee Therapeutics, Inc. APG808 Phase 1a clinical trial objectives Confirm tolerable safety profile Establish optimized PK profile with a half - life of at least 42 days Determine dosing regimens to sustain exposures similar to DUPIXENT OBJECTIVES APG808 Dosing Goal: every 6 - or 8 - weeks (vs. every 2 weeks for DUPIXENT 1 ) Q4 2024: confirm potential for best - in - class dosing intervals NOTE: PK = Pharmacokinetic. 1 Based on FDA label for DUPIXENT Œ

Expansion indications

Expansion

# Our programs have broad potential to disrupt the I&I space

**Dermatology**
- AD ★
- AA ★
- PN
- BP
- HS ★

**Pulmonology / Immunology**
- Asthma[1] ★
- COPD[1] ★
- CRSwNP ★
- CSU ★
- AR[2] ★
- ColdU
- CPUO
- Food allergy ★
- SS

**Gastroenterology**
- EoE ★
- Celiac Disease ★
- EGID
- UC[1] ★

■ Planned Apogee Ph2 based on well-established mechanism

□ 3rd party clinical data supporting one or more Apogee targets

⬚ Ongoing 3rd party clinical trials which could validate one or more Apogee targets

★ Potential blockbuster expansion

NOTE: [1] Eosinophilic subtypes [2] Perennial
AA = Alopecia Areata. PN = Prurigo Nodularis. BP= Bullous Pemphigoid. HS = hidradenitis suppurativa. CSU = Chronic Spontaneous Urticaria. CRSwNP = Chronic Rhinosinusitis with Nasal Polyps ColdU = Cold Inducible Urticaria. CPUO = Chronic Pruritis of Unknown Origin.. AR = Allergic Rhinitis. SS= Systemic Sclerosis. EoE = Eosinophilic esophagitis. UC = Ulcerative Colitis. EGID = Eosinophilic Gastrointestinal Disorders (non-EoE).

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
41

42 © Apogee Therapeutics, Inc. We are pursuing the largest markets in I&I with a total addressable population over 300M WW addressable patient population across indications (in millions) Indication NOTE: AD = Atopic Dermatitis, COPD = Chronic Obstructive Pulmonary Disease, CSU = Chronic Spontaneous Urticaria, CRSwNP = Chr oni c Rhinosinusitis with Nasal Polyps, EoE = Eosinophilic Esophagitis, PN = Prurigo Nodularis, AA = Alopecia Areata, EGID = Eosinophilic Gastrointestinal Disorders (non - EoE ), AR = Allergic Rhinitis. 1 Encompasses moderate - to - severe population. 2 Encompasses prevalent population. SOURCE: Academic journals, disease foundations, WHO, CDC, census data , analyst research, EvaluatePharma. 2030E market size rounded to nearest $0.5B. Current pursued indications Expansion opportunities 2030E Market Size $29.0B $20.0B $13.5B $4.5B $1.0B $2.0B $0.5B $0.5B TBD $70B++ PN 2 AD 1 65.5 EoE 2 Asthma 1 TBD EGID & AR Total WW Addressable Population 59.6 COPD 1 64.4 CSU 2 60.3 CRSwNP 2 6.1 AA 2 3.8 81.6 300M+ 2.8 Expansion

Corporate & Commercial

44 © Apogee Therapeutics, Inc. Michael Henderson, MD Chief Executive Officer, Director Carl Dambkowski, MD Chief Medical Officer Jane Pritchett Henderson Chief Financial Officer Rebecca Dabora, PhD Chief Development Officer Matt Batters, JD Chief Legal Officer Wendy Aspden - Curran SVP of Clinical Operations Drew Badger, PhD SVP of Regulatory Affairs & Toxicology Dan Mulreany SVP of Business Development & Strategy Kristine Nograles, MD, MSc SVP of Clinical Development Corporate Experienced team with proven history of clinical development and commercial execution

Corporate

# Board of Directors with industry-leading development, regulatory, commercial and management expertise



**Mark McKenna**
*Chairman & CEO, Mirador Therapeutics*

Mirador Therapeutics · Prometheus Biosciences · Bausch Health · Johnson & Johnson



**Michael Henderson, MD**
*CEO, Apogee Therapeutics*

bridgebio · QED therapeutics · pellepharm · McKinsey & Company



**Lisa Bollinger, MD**
*CEO & President of Bollinger Regulatory Consulting, LLC*

Merck · Amgen · FDA



**Jennifer Fox**
*CFO & CBO, Zenas BioPharma*

Zenas BioPharma · citigroup · Nuvation Bio



**Andrew Gottesdiener, MD**
*Venrock*

venrock



**Peter Harwin**
*Managing Member, Fairmount*

Fairmount · Paragon Therapeutics



**BJ Jones**
*CCO, NewAmsterdam Pharma*

New Amsterdam Pharma · biohaven · AstraZeneca · Takeda



**Tomas Kiselak**
*Managing Member, Fairmount*

Fairmount · Paragon Therapeutics



**Nimish Shah**
*Venrock*

venrock

Apogee Therapeutics
© Apogee Therapeutics, Inc.
45

Commercial

# APG777 could command #1 market share in the potentially $50B+ AD market

Increasing differentiation ↑

| Analog | Differentiation | Peak Market Share | Corresponding Peak Sales in the potentially $50B AD Market | Apogee's Path |
|---|---|---|---|---|
| Potential for **APG777** to be the **first** | No known analogs have best-in-class dosing and efficacy | Potential for 33%+ | ~$17B+ | APG777 has the potential to "win the day" with anticipated **best-in-class dosing and efficacy** |
| Skyrizi® risankizumab-rzaa | Skyrizi is primarily differentiated by its **quarterly dosing profile** | ~33% | ~$17B | Apogee's path to dosing differentiation is de-risked by its potential **best-in-class PK** |
| taltz® (ixekizumab); Fasenra® (benralizumab) | **Relatively undifferentiated** | ~8 to 10% | ~$5B | Apogee's existing data suggest an already differentiated profile **making this case unlikely** |

"Skyrizi of AD" base case suggests ~**$17B revenue potential for APG777; significant upside to revenue potential if efficacy advantage is demonstrated**

© Apogee Therapeutics, Inc. SOURCE: EvaluatePharma

46

Corporate

# Multiple anticipated milestones through 2025 with $790M in cash providing expected runway into 2028

★ Key readout

| | | 2024 | 2025 |
|---|---|---|---|
| Potential best-in-class monotherapy in AD | **APG777** IL-13 | ✓ Positive Phase 1 PK & safety in HVs<br>✓ 1H: Phase 2 initiated in AD | ★ **2H: Phase 2 16-week induction PoC data**<br>• Disclose additional indication |
| Potential best-in-class mAbs for combinations | **APG808** IL-4Rα | ✓ Phase 1 initiated in HVs<br>★ **4Q: Initial Phase 1 PK & safety in HVs** | ★ **1H: Phase 1b clinical data in asthma** |
| | **APG990** OX40L | ✓ Candidate nomination<br>• 3Q: Phase 1 initiation in HVs | ★ **Initial Phase 1 PK & safety in HVs** |
| | **APG333** TSLP | • Candidate nomination | • Phase 1 initiation in HVs |
| Potential first- or best-in-class combination approaches | **APG777 ± APG990** IL-13 ± OX40L | | • Clinical trial initiation in AD |
| | **APG777 ± APG333** IL-13 ± TSLP | | |
| | **Additional combination(s)** IL-13/IL-4Rα + OX40L/TSLP | • 4Q: Additional respiratory combination(s) to be announced at R&D Day in December | |

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
NOTE: As of June 30, 2024, Apogee had cash, cash equivalents and marketable securities of $790M.
47

Apogee /ˈ apəjē / noun The highest point in the development of something; a climax or culmination